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                                                                    EXHIBIT 3.13


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                              STATE OF MISSISSIPPI

                          SECRETARY OF STATE'S OFFICE
                                   ERIC CLARK
                               SECRETARY OF STATE
                              JACKSON, MISSISSIPPI

                   MISSISSIPPI CORPORATION INFORMATION SYSTEM


Corporation Name
AC HOTEL CORP.

Corp ID:  0644161

Filed:    06/27/1997 AT 8:00 A. M.

Filing Fee Receipt:   $50.00

                                                          Secretary of State
                                                          P.O. Box 136
                                                          Jackson, MS  39205
                                                          (601) 359-1333

                                                          /s/ ERIC CLARK

                                                          ERIC CLARK
                                                          Secretary of State


Official Seal: Secretary of State
               State of Mississippi

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                                               =======================
                                                        FILED
                                                     06/27/1997
                                                     ERIC CLARK
                                                 Secretary of State
                                                State of Mississippi
                                               =======================

F0001 - PAGE 1 OF 2

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
              P. O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                           ARTICLES OF INCORPORATION

The undersigned, pursuant to Section 79-4-2.02 (if a profit corporation) or
Section 79-11-137 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby executes the following document and sets forth:

1.  TYPE OF CORPORATION

    [X]  Profit  [ ]  Nonprofit

2.  NAME OF THE CORPORATION

    AC Hotel Corp.
    ----------------------------------------------------------------------------

3.  THE FUTURE EFFECTIVE DATE IS
     (COMPLETE IF APPLICABLE)
    ----------------------------------------------------------------------------

4.  FOR NONPROFITS ONLY: The period of duration is  [ ] years or [X] perpetual

5. FOR PROFITS ONLY: The Number (and Classes) if any of shares the corporation is authorized to issue is (are) as follows:

Classes        # of Shares Authorized      If more than one (1) class of shares
                                           is authorized, the preferences,
                                           limitations and relative rights of
                                           each class are as follows:

Common         10,000 ($.01 Par)           (See Attached)
---------      -----------------------     -------------------------------------

6.  NAME AND STREET ADDRESS OF THE REGISTERED AGENT AND REGISTERED OFFICE IS

    Name       Thomas B. Shepherd III
               -----------------------------------------------------------------

    Physical
    Address    633 N. State Street
               -----------------------------------------------------------------

    P. O. Box  P.O. Box 427
               -----------------------------------------------------------------

City, State, ZIP5, ZIP4         Jackson            MS                39205
                            ---------------     --------       -----------------

7.  THE NAME AND COMPLETE ADDRESS OF EACH INCORPORATOR ARE AS FOLLOWS

    Name       Thomas B. Shepherd III
               -----------------------------------------------------------------


    Street     633 N. State Street
               -----------------------------------------------------------------

    City, State, ZIP5, ZIP4    Jackson             MS                39202
                            ---------------     --------       -----------------

                     This page conforms with the duplicate
                   original filed with the Secretary of State

                                 /s/ ERIC CLARK
                               Secretary of State

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F0001 - PAGE 2 OF 2

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
              P. O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                           ARTICLES OF INCORPORATION


    Name
    ----------------------------------------------------------------------------

    Street
    ----------------------------------------------------------------------------

    City, State, ZIP5, ZIP4
                            ---------------     --------       -----------------


    Name
    ----------------------------------------------------------------------------

    Street
    ----------------------------------------------------------------------------

    City, State, ZIP5, ZIP4
                            ---------------     --------       -----------------


    Name
    ----------------------------------------------------------------------------

    Street
    ----------------------------------------------------------------------------

    City, State, ZIP5, ZIP4
                            ---------------     --------       -----------------

8.  OTHER PROVISIONS              See Attached
                    --------------

9. INCORPORATORS' SIGNATURES (PLEASE KEEP WRITING WITHIN BLOCKS)

/s/ THOMAS B. SHEPHERD III                  Thomas B. Shepherd III, Incorporator
--------------------------------------      ------------------------------------


                     This page conforms with the duplicate
                   original filed with the Secretary of State

                                 /s/ ERIC CLARK
                               Secretary of State